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                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 13, 1997

                                 LASON, INC.


DELAWARE                               0-21407           38-3214743
--------------------------------       ----------        ---------------
(State or other jurisdiction           (Commission       (I.R.S. Employer
of incorporation)                      File Number)      Identification Number)

1305 STEPHENSON HIGHWAY
TROY, MICHIGAN                                           48083
--------------------------------                         ---------------
(Address of Principal                                    (Zip Code)
Executive Offices)

                                (810) 597-5800
                         ---------------------------
             (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

     As disclosed in the attached press release, on November 14, 1997, Lason, Inc. announced the signing of a definitive agreement to acquire substantially all of the assets of VIP Imaging Inc. The agreement is subject to a number of conditions, including Hart-Scott-Rodino regulatory review.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     99.1 November 14, 1997 Press Release


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   November 14, 1997                                  LASON, INC.



                                            By:   /s/ William J. Rauwerdink
                                                  -------------------------
                                                  William J. Rauwerdink
                                                  Its:  Executive Vice President





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                                 EXHIBIT INDEX

Exhibit:                          Description:
-------                           -----------

99.1             November 14, 1997 Press Release